                         SUPPLEMENT DATED JULY 12, 2000

                                       TO

                         PROSPECTUS DATED JULY 11, 2000


This Supplement is intended to be distributed with the prospectus dated July 11, 2000 for the "Independence Variable Annuity" variable annuity contracts issued
by John Hancock Life Insurance Company.   This Supplement contains amendments to
the Product Prospectus and to the prospectus for the underlying John Hancock Variable Series Trust I.


                            ------------------------

                                  GLOBAL EQUITY
                                  -------------

 . The Global Equity variable investment option has been renamed the "International Opportunities II" variable investment option.

 . When you invest money in the International Opportunities II variable investment option, we invest your money in the corresponding Fund of the John Hancock Variable Series Trust I ("Trust"). The name of that Fund has been renamed the "International Opportunities II" Fund.

 . The International Opportunities II Fund is managed by Rowe Price-Fleming
  International, Inc.

  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS SUPPLEMENT DATED JUNE 13,
  --------------------------------------------------------------------------
2000 FOR THE TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE INTERNATIONAL
-----------------------------------------------------------------------------
OPPORTUNITIES II FUND. BE SURE TO READ THAT PROSPECTUS SUPPLEMENT BEFORE
------------------------------------------------------------------------
SELECTING THE INTERNATIONAL OPPORTUNITIES II INVESTMENT OPTION.
---------------------------------------------------------------

                           --------------------------


                               REAL ESTATE EQUITY
                               ------------------

 . The table on the cover page of each Product Prospectus is amended to add
  Morgan Stanley Dean Witter Investment Management Inc. as an additional manager of the Real Estate Equity investment option.

 . The pages of the John Hancock Variable Series Trust I prospectus that describe the Goal and Strategy, Subadviser, Past Performance, Main Risks and Financial Highlights of the Real Estate Equity Fund are deleted and replaced by the material on pages 2 and 3 of this Supplement. The material on pages 2 and 3 of this Supplement describe a new "multi-manager" approach for the Real Estate Equity Fund.


Independence Supp.

Real Estate Equity Fund
GOAL AND STRATEGY

This is a real estate stock fund that seeks above-average income and long-term growth in capital.

The Fund invests primarily in:

 . equity securities of real estate investment trusts (REITs) that own commer-cial and multi-family residential real estate; and

 . equity securities of real estate operating companies (i.e., companies with at least 75% of revenue, income or fair asset value derived from real estate).

The Fund employs two subadvisers, each of which independently selects and con-structs a portfolio for its portion of the Fund. Each sub-adviser employs its own investment approach to identify securities considered attractive and to construct and manage its portion of the Fund. On or about June 30, 2000, the assets of the Fund were evenly divided between the subadvisers. All subsequent investments in and redemptions from the Fund will be evenly divided between the subadvisers.

Independence Investment Associates, Inc. ("IIA") selects real estate stocks using a combination of proprietary, equity research and quantitative tools. Real estate stocks are purchased that are undervalued relative to the stock's history and the market and have improving earnings growth prospects.

IIA employs risk control techniques to maintain risk, style and industry char-acteristics similar to the public equity real estate market. IIA will normally invest in 40 to 60 securities in its portion of the Fund.

Morgan Stanley Dean Witter Investment Management Inc. ("MSDW") selects real estate stocks using a combination of:

 . top-down, market overview to identify undervalued property sectors and geo-graphic regions; and

 . proprietary, fundamental equity research to select companies that are attrac-tively priced relative to the value of their underlying real estate assets.

MSDW seeks to maintain broad exposure to key property sectors (i.e., apart-ments, retail and office/industrial). MSDW will normally invest in 30 to 50 securities in its portion of the Fund.

Each portion of the Fund normally has at least 65% (usually higher) of its assets invested in real estate equity securities and 5% or less of its assets in cash and cash equivalents.

Each portion of the Fund also may purchase other types of securities, for exam-ple: American Depository Receipts (ADRs), convertible securities, and equity securities of non-real estate businesses whose real estate holdings are signif-icant in relation to their market capitalization.

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managed approximately $33 billion in assets at the end of 1999
Fund Managers

John F. DeSantis
-----------------
Executive Vice President of subadviser
Managed fund since 1999
Joined subadviser in 1982

Thomas D. Spicer
-----------------
Vice President of subadviser
Managed fund since 1999
Joined team in 1996
Joined subadviser in 1991

SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managed approximately $184 billion in assets at the end of 1999
Fund Managers

Theodore R. Bigman
-----------------
Managing Director, Global Real Estate, of subadviser
Joined subadviser in 1995

Douglas A. Funke
-----------------
Vice President of subadviser
Joined subadviser in 1995
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [GRAPH]
                             1990          -21.00%
                             1991           33.50%
                             1992           16.00%
                             1993           17.29%
                             1994            2.86%
                             1995           12.31%
                             1996           33.07%
                             1997           17.22%
                             1998          -16.71%
                             1999          - 1.69%

Best quarter: up 25.82%, first quarter 1991 Worst quarter: down 17.37%, third quarter 1990

Average annual total returns -- for periods ending 12/31/99

               Fund  Index
1 year        -1.69% -3.19%
5 years        7.48%  8.30%
10 years       7.73%  4.11%
Life of fund   7.71%  4.52%

Index: Wilshire Real Estate Securities Index

MAIN RISKS

Primary

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possi-bility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. Because the Fund's investments are concen-trated in the real estate sector, the Fund's performance could be worse than the overall market.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Interest Rate Risk: The Fund is subject to interest rate risk, which is the possibility that changes in interest rates could hurt REIT performance. In gen-eral, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and dif-ficult to obtain.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

None

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated):
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:           1995     1996     1997     1998      1999
Net asset value, beginning of
 period                           $11.16  $ 11.70  $ 14.64  $ 15.91   $ 12.46
Income from investment
 operations:
 Net investment income (loss)       0.77     0.76     0.77     0.77      0.78
 Net realized and unrealized
  gain (loss) on investments*       0.54     2.97     1.68    (3.38)    (0.99)
 Total from investment
  operations                        1.31     3.73     2.45    (2.61)    (0.21)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.77)   (0.76)   (0.71)   (0.70)    (0.78)
 Distributions from net realized
  gain on investments sold           --     (0.03)   (0.47)   (0.14)      --
 Distributions in excess of
  income, capital paid in &
  gains                              --       --       --       --        --
 Total distributions              $(0.77) $ (0.79) $ (1.18) $ (0.84)    (0.78)
Net asset value, end of period    $11.70   $14.64  $ 15.91  $ 12.46   $ 11.47
Total investment return            12.31%   33.07%   17.22%  (16.71)%   (1.69)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                      $9,301  $10,325  $12,830  $12,263   $11,000
Ratio of expenses to average net
 assets (%)                         0.73%    0.69%    0.69%    0.69 %    0.70%
Ratio of net investment income
 (loss) to average net assets
 (%)                                6.85%    6.14%    5.12%    5.48 %    6.38%
Turnover rate (%)                  19.81%   18.37%   20.04%   22.69 %   12.95%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chase and withdrawals of shares in relation to the fluctuation in market val-ues of the fund.

                                       3